UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported): April 23, 2004

Gehl Company
(Exact name of registrant as specified in its charter)

Wisconsin	0-18110	39-0300430
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

143 Water Street, West Bend, Wisconsin 53095
(Address of principal executive offices including zip code)

(262) 334-9461
(Registrant's telephone number)

Item 7.    Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibit is being furnished herewith:

(99)	Press Release of Gehl Company, dated April 23, 2004.

Item 12.    Results of Operations and Financial Condition.

        On April 23, 2004, Gehl Company issued a press release announcing its financial results for the quarter ended March 27, 2004. A copy of the press release is being furnished as Exhibit 99 to this Current Report on Form 8-K.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEHL COMPANY
Date: April 23, 2004	By: /s/ Kenneth P. Hahn
Kenneth P. Hahn
Vice President of Finance and Chief
Financial Officer

GEHL COMPANY

Exhibit Index to Current Report on Form 8-K
Dated April 23, 2004

Exhibit
Number

(99)	Press Release of Gehl Company, dated April 23, 2004.

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